As filed with the Securities and Exchange Commission on December 8, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21963

Rochdale Core Alternative Strategies Master Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

Rochdale Core Alternative Strategies Master Fund LLC

Financial Statements

September 30, 2011

Rochdale Core Alternative Strategies Master Fund LLC

Financial Statements

September 30, 2011

TABLE OF CONTENTS

Page
Financial Statements
Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6 - 8
Notes to Financial Statements	9 - 17
Financial Highlights	18

Additional Information

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

September 30, 2011 (Unaudited)

ASSETS
Investments, at fair value (cost $52,689,366)	$56,512,967
Receivable for fund investments sold	156,330
Prepaid expenses	179
Total Assets	56,669,476

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	121,878
Contributions received in advance (see Note 2)	685,000
Accrued professional fees payable	39,698
Accrued expenses and other liabilities	87,538
Total Liabilities	934,114
Total Members' Capital	$55,735,362

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Operations

Six Months Ended September 30, 2011 (Unaudited)

INVESTMENT INCOME
Interest income	$2,092
Investment Income	2,092

EXPENSES
Management fees (see Note 4)	369,315
Professional fees	48,498
Administration fees	53,562
Directors' fees	8,690
Custody fees	3,400
Other expenses	2,679
Total Expenses	486,144

Net Investment Loss	(484,052)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments	159,856
Net change in unrealized appreciation/depreciation on investments	(3,590,252)
Net Realized and Unrealized Loss on Investments	(3,430,396)

Net Decrease in Members' Capital Resulting from Operations	$(3,914,448)

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statements of Changes in Members' Capital

	Six Months Ended	Year Ended
	September 30, 2011 (1)	March 31, 2011
FROM OPERATIONS
Net investment loss	$(484,052)	$(968,025)
Net realized gain (loss) on investments	159,856	(1,165,122)
Net change in unrealized appreciation/depreciation on investments	(3,590,252)	6,330,075

Net Increase (Decrease) in Members' Capital Resulting From Operations	(3,914,448)	4,196,928

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' interests	2,225,042	6,139,018
Payments for purchases of members' interests	(1,565,317)	(8,961,701)
Net Proceeds of (Payments for) Members' Interests	659,725	(2,822,683)

Total Increase (Decrease) in Members' Capital	(3,254,723)	1,374,245

MEMBERS' CAPITAL
Beginning of period	58,990,085	57,615,840

End of period	$55,735,362	$58,990,085

(1) Unaudited.

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Cash Flows

Six Months Ended September 30, 2011 (Unaudited)

CASH FLOW FROM OPERATING ACTIVITIES
Net decrease in members' capital resulting from operations	$(3,914,448)
Adjustments to reconcile net decrease in members' capital
resulting from operations to net cash used in operating activities:
Purchases of investments	(18,044,219)
Sales of investments	15,922,553
Net change in unrealized appreciation/depreciation on investments	3,590,252
Net realized gain on investments	(159,856)
Change in Operating Assets and Liabilities:
Receivable for fund investments sold	1,949,197
Prepaid expenses	(83)
Interest receivable	87
Management fees payable	60,094
Contributions received in advance	(40,000)
Professional fees payable	(26,527)
Accrued expense and other liabilities	3,225
Net Cash used in Operating Activities	(659,725)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	2,225,042
Payments for purchases of members' interests	(1,565,317)
Net Cash from Financing Activities	659,725

Net Change in Cash and Cash Equivalents	-
CASH AND CASH EQUIVALENTS
Beginning of period	-

End of period	$-

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments

September 30, 2011 (Unaudited)

				Redemptions
	Percentage of				Notice Period
Long-Term Investment Funds 1:	Members' Capital	Cost	Fair Value	Frequency	# of Days
Equity Long / Short Strategy:
Absolute Partners Fund LLC	3.18%	$1,750,000	$1,770,978	Monthly	90
Alphagen Rhocas	2.98	1,750,000	1,663,925	Monthly	30
Blackthorn Partners, LP	3.64	1,620,085	2,026,921	Monthly	45
Clovis Capital Partners Institutional, LP	4.37	2,575,000	2,438,937	Quarterly	45
Criterion Institutional Partners, LP	4.77	2,250,000	2,659,246	Monthly	45
Hunter Global Investors Fund I LP	4.26	2,575,000	2,372,624	Quarterly	30
LAE Fund L.P.	2.43	1,500,000	1,356,496	Monthly	30
Newbrook Capital Partners, L.P.	4.74	2,500,000	2,639,817	Quarterly	45
Sandler Associates	5.35	2,500,000	2,981,942	Quarterly	30
Seligman Health Spectrum Plus Fund LLC	3.77	1,750,000	2,099,494	Monthly	30
Standard Global Equity Partners SA, LP	4.93	2,500,000	2,750,348	Quarterly	45
Standard Pacific Pan-Asia Fund, L.P.	2.18	1,250,000	1,213,128	Quarterly	45
	46.60	24,520,085	25,973,856

Event / Multi-Strategy:
Bennelong Asia Pacific Multi Strategy Equity Fund, LP	0.24	165,549	132,192	**	**
Brencourt Multi Strategy Arbitrage, LP	0.44	107,621	246,710	**	**
Brigade Leveraged Capital Structures Fund LP	3.71	1,626,511	2,068,844	Quarterly	60
Canyon Value Realization Fund, LP	3.84	2,000,000	2,140,151	Annually	100
Castlerigg Partners	0.11	82,790	58,274	**	**
GoldenTree Partners LP	5.01	2,150,000	2,793,072	Quarterly	90
HBK Fund II L.P.	6.04	3,000,000	3,366,760	Quarterly	90
King Street Capital LP	0.13	45,951	70,914	**	**
OZ Asia Domestic Partners, LP	4.17	2,250,000	2,322,499	Annually	45
Polygon Global Opportunities Fund, LP	0.45	566,648	252,603	*	*
Stark Select Asset Fund LLC 2	0.30	167,865	169,202	**	**
SuttonBrook Capital Partners, LP	4.08	2,195,933	2,275,114	Monthly	30
York Capital Management, LP	5.07	3,000,000	2,822,882	Quarterly	45
	33.59	17,358,868	18,719,217

Global Macro Strategy:
Blenheim Commodity Fund, LLC	3.05	1,500,000	1,698,768	Monthly	65
Boronia Diversified Fund (U.S.) LP	1.55	750,000	862,129	Monthly	30
CamCap Resources, LP	1.72	1,250,000	959,118	Quarterly	60
Caxton Global Investments (USA) LLC	0.07	33,077	39,108	**	**
Dynamic	1.50	609,606	833,038	Monthly	30
MKP Opportunity Partners, LP	2.57	1,250,000	1,433,002	Monthly	60
Robeco Transtrend Diversified Fund LLC	2.83	1,500,000	1,579,395	Monthly	5
Sunrise Commodities Fund	2.88	1,110,000	1,607,606	Monthly	15
	16.17	8,002,683	9,012,164
Total Long-Term Investment Funds:	96.36%	$49,881,636	$53,705,237
Short-Term Investment:
Money Market Fund:
First American Government Obligations Fund, 0.00% 3	5.04%	$2,807,730	$2,807,730

Total Investments	101.40%	$52,689,366	$56,512,967

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

September 30, 2011 (Unaudited)

1.  All investments are non-income producing.
2.  This Fund is a side pocket of Stark Investments Limited Partnership.
3.  7-Day Yield.

* Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors.  Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.  Redemptions are currently suspended for Polygon Global Opportunities Fund, LP, as the fund is in the process of being liquidated or restructured.

** Special Investments have been established for Bennelong Asia Pacific Multi Strategy Equity Fund, LP, Brencourt Multi Strategy Arbitrage, LP, Castlerigg Partners, King Street Capital LP, Stark Select Asset Fund LLC and Caxton Global Investments (USA) LLC.  These investments are long-term and illiquid.

Equity Long / Short Strategy.  Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related financial instruments usually based on fundamental research and analysis.  Hedge Fund Managers may invest opportunistically in several sectors or they may be sector specialists.  These Hedge Fund Managers may be globally or regionally focused.  Hedge Fund Managers may also have a style bias, such as growth or value.  The average holding period of Hedge Fund Managers may vary as well between long-term or short-term trading.  Some Hedge Fund Managers may also take a top-down thematic approach while others utilize a bottoms-up approach pursuant to which individual securities are selected.

Event / Multi-Strategy.  Multi-strategy investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes.  These changes can come in the form of mergers, acquisitions, spin offs, Dutch tender offers, share buybacks and other reorganizations.  This strategy also seeks to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an unhedged exposure to any particular market or financial instrument.

Global Macro Strategy.  Macro strategies take long, short and relative value positions in financial instruments based on a top-down fundamental and technical analysis of capital market conditions.  Hedge Fund Managers begin evaluating opportunities based on economic and/or technical factors, working their way down to regional, country and industry specific analysis.  The Hedge Fund Managers make judgements about the expected future price direction of asset classes and express that opinion by taking long or short positions in a variety of instruments.  Investments are usually made in a wide variety of global futures, cash instruments and other financial instruments, including stocks, bonds, currencies, derivatives and commodities.

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

September 30, 2011 (Unaudited)

Strategy Allocation Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

1.	Organization

Rochdale Core Alternative Strategies Master Fund LLC (the "Master Fund") is a closed-end, non-diversified management Investment Company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940.

Rochdale Investment Management LLC (the “Manager”, "Adviser" or “Rochdale”) is the investment adviser to the Master Fund. The Manager delegates sub-investment advisory responsibilities to PineBridge Investments (the “Sub-Adviser”) with respect to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds" or "Investment Funds”), that pursue a variety of “absolute return” investment strategies. “Absolute return” refers to a broad class of investment strategies that attempt to consistently generate positive returns regardless of market conditions.

The Master Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of the Master Fund’s net asset value that is no greater than the rolling 10-year annualized standard deviation of the monthly ups and downs of the higher of: (1) the return of the Barclays Capital Aggregate Bond Index plus 3% or (2) half of the return of the Standard & Poor’s 500-stock Index.  Master Fund investments generally fall within the following broadly defined investment fund strategies: equity long/short, event/multi-strategy driven and global macro.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies (continued)

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments are carried at fair value. The fair value of alternative investments has been estimated using the Net Asset Value (“NAV”) as reported by the management of the respective alternative investment fund. Financial Accounting Standards Board (FASB) guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of alternative investments. NAV reported by each alternative investment fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein and their classification within Level 2 or 3 is based on the Master Fund’s ability to redeem its interest in the near term and liquidate the underlying portfolios.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  See Note 3.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; an incentive fee; costs of computing the Master Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31.  The Master Fund is treated as a partnership for Federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

2.	Significant Accounting Policies (continued)

Income Taxes (continued)

The Master Fund has adopted authoritative guidance on uncertain tax positions.  The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect its liquidity or future cash flows.  As of
September 30, 2011, the Master Fund’s tax years 2007 through 2010 remain open and subject to examination by relevant taxing authorities.

Subsequent Events

In preparing these financial statements, the Master Fund has evaluated events after September 30, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentages of the Master Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter and year end, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month.  These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

3.	Investments

The following alternative and temporary investments were measured at fair value as of September 30, 2011 using the practical expedient:

	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Alternative Investments	$-	$34,183,042	$19,522,195	$53,705,237
Short-Term Investment	2,807,730	-	-	2,807,730

Total Investments	$2,807,730	$34,183,042	$19,522,195	$56,512,967

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

3.	Investments (continued)

The following is a reconciliation of the beginning and ending balances for Level 3 investments during the six months ended September 30, 2011:

Alternative
Investments

Balance, March 31, 2011	$22,394,146

Total Realized Gains/(Losses)	101,407
Change in Unrealized Gains/Losses	(1,284,876)
Purchases	250,000
Sales	(1,938,482)
Transfers in and/or out of Level 3	-
Balance, September 30, 2011	$19,522,195

Net unrealized gains relating to Level 3 alternative investments still held at September 30, 2011 are $1,576,183.

There were no significant transfers into or out of Level 1, 2 or 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”).  This requirement amends FASB Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS.  This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Master Fund’s financial statements.

4.	Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), Rochdale Investment Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund.  The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

4.	Commitments and Other Related Party Transactions (continued)

Management and Incentive Fees (continued)

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The investment management fee is shared by the Manager and the Sub-Adviser. The Master Fund will pay the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests.  The investment management fee is accrued monthly.  The investment management fee will be paid to the Manager out of the Master Fund’s assets.

The Manager will pay a fee to the Sub-Adviser at a rate equal to 60% of the amount of the fee earned by the Manager pursuant to the Investment Management Agreement.

The Sub-Adviser through the feeder funds is entitled to receive a performance-based incentive fee equal to 10% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”).  The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis.  The Preferred Return is an annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of Rochdale Core Alternative Strategies Fund LLC or Rochdale Core Alternative Strategies Fund TEI LLC (the “Feeder Funds”) to 2.25% of net assets for each Feeder Fund.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

4.	Commitments and Other Related Party Transactions (continued)

Expense Reimbursement (continued)

Amounts receivable as a result of these reimbursements in the Rochdale Core Alternative Strategies Fund LLC were $6,942.  There were no amounts receivable or payable as a result of these reimbursements in the Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary.

5.	Investment Risks and Uncertainties

Alternative Investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds.  The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale.  Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management.  Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

6.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Hedge Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks.  These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Hedge Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors.  Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

6.	Concentration, Liquidity and Off-Balance Sheet Risk (continued)

Redemptions are currently restricted for certain Hedge Funds with a fair value at September 30, 2011 aggregating $969,003 as noted in the Schedule of Investments.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts.  The Master Fund's risk of loss in these Hedge Funds is limited to the value of its own investments reported in these financial statements by the Master Fund.  The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7.	Investment Transactions

For the six months ended September 30, 2011, the aggregate purchases (excluding short-term securities) were $4,500,000 and sales of investments were $4,003,349.

8.	Issuer Tender Offer

The Master Fund offered to purchase up to $8,000,000 of Interests in the Master Fund properly tendered at a price equal to the net asset value of Interests as of December 30, 2011.  For Interests tendered, the security holder will receive a promissory note entitling the security holder to a cash amount equal to at least 90% of the net asset value calculated on December 30, 2011, of the Interests tendered and accepted for purchase by the Master Fund, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 15, 2011.  The offer terminated at 5:00 p.m., Eastern Time, on September 12, 2011.

9.	Proxy Results

On June 3, 2011, a special meeting of Members was held to consider approving Garrett D’Alessandro as a member of the Board of Directors of the Master Fund.  The following table illustrates the specifics of the vote:

For	Against	Abstain

12,023.57	–	–

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements (Unaudited)

9.	Proxy Results (continued)

On August 12, 2011, a special meeting of Members was held to consider approving Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones as members of the Board of Directors of the Master Fund since three Independent Directors recently resigned from the Board of Directors of the Master Fund, two of which had met or were approaching the Master Fund’s retirement age of 75.  The following table illustrates the specifics of the vote:

For	Against	Abstain

12,023.57	–	–

Rochdale Core Alternative Strategies Master Fund LLC

Financial Highlights

					Period from
					July 1, 2007
					(Commencement
					of
	Six Months Ended	Year Ended	Year Ended	Year Ended	Operations) through
	September 30, 2011 (1)	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008
TOTAL RETURN - NET	(6.58%)	7.32%	9.16%	(11.14%)	(5.01%)
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$55,735	$58,990	$57,616	$50,359	$48,948
Portfolio Turnover	7.13%	20.32%	20.91%	19.34%	1.39%
Ratio of Net Investment Loss to Average Net Assets	(1.64%)	(1.67%)	(1.83%)	(1.55%)	(1.57%)
Ratio of Expenses to Average Net Assets	1.65%	1.68%	1.69%	1.67%	1.86%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.  The total return for periods less than one year are not annualized.

The ratios of net investment loss to average net assets and ratios of expenses to average net assets are annualized for periods of less than one year. The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

(1) Unaudited.

The accompanying notes are an integral part of these financial statements

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of September 30, 2011:
Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Chairman and Director	Dec ’06 – Present	Founder and Co-Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firm’s day to day investment management and research work.
Garrett R. D’Alessandro	President, Vice Chairman and Board Member	Dec ’06 – Present Since 2011 Since 2011	President, CEO, Co-Chief Investment Officer and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

The following individuals at the Sub-Adviser have primary responsibility for managing the Fund.

Robert Discolo is a Managing Director, Alternative Investments and Head of the Hedge Fund Solutions Group of PineBridge Investments.  Mr. Discolo joined the firm in 1999.  Mr. Discolo, who is also a member of PineBridge Investments’ Hedge Fund Investment Selection Committee has over 20 years experience with major financial institutions in various capacities relating to investment products, primarily hedge and private equity funds.  Previously, he held positions at PaineWebber Inc., Bank Julius Baer, and Merrill Lynch & Co., where his responsibilities included creating portfolios of hedge funds for private and institutional clients, development of hedge fund and private equity products, oversight of business structure and development for hedge funds and hedge fund of funds, and managing the evaluation and selection process of hedge funds for both discretionary and advisory clients.  Mr. Discolo was also President of the European Warrant Fund (a NYSE listed closed-end fund) and Julius Baer International Equity Fund.  Mr. Discolo received a BS in accounting from St. John’s University and an MBA from the Lubin School of Business at Pace University.  He holds Series 7 and Series 24 licenses and he is a CFA and CAIA charterholder.  Mr. Discolo is also a CPA and a member of the AICPA, CFA Institute, CAIA Institute, GARP, and New York Society of Security Analysts.

Vinti Khanna is a Managing Director, Hedge Fund Solutions Group of PineBridge Investments. Ms. Khanna joined the firm in 2002 and is currently responsible for coordinating portfolio manager research for the Hedge Fund Solutions Group, monitoring existing investments and making recommendations for investments to the PineBridge Investments’ Hedge Fund Investments Selection Committee. Ms. Khanna is also involved in all aspects of the investment process including sourcing new managers, manager due diligence, risk management and portfolio construction. Before joining the firm, she was an Associate at Goldman Sachs Princeton from 1999 to 2002. Her responsibilities included conducting analysis on multi-manager hedge fund portfolios, analyzing and evaluating hedge fund managers using diverse strategies in alternative investments, and recommending new managers for funding. From 1997 to 1999, she was in the Emerging Markets Equities Group at Goldman Sachs Asset Management with a focus on Latin America. Ms. Khanna received a BA from the University of Delhi, India and an MBA from SDA Bocconi in Milan, Italy. Ms. Khanna holds a Series 7 and Series 63 license.

Holdings

None of the portfolio managers of PineBridge Investments LLC (the “Sub-Adviser”) listed above own shares of the Rochdale Core Alternative Strategies Fund.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	7, $623 million	$0	11, $746 million	93, $44.5 million
Garrett R. D’Alessandro	7, $623 million	$0	11, $746 million	192, $314 million

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Master Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had day-to-day responsibilities as of September 30, 2011.

		No. of Accounts	Market Value
Robert Discolo	RIC	1	$55,890,722
	performance fee	1	$55,890,722
	OPI	27	$1,559,948,472
	performance fee	24	$1,503,617,904
	OA	3	$1,970,104,188
	performance fee	3	$1,970,104,188
Vinti Khanna	RIC	1	$55,890,722
	performance fee	1	$55,890,722
	OPI	26	$1,113,792,816
	performance fee	23	$1,057,462,249
	OA	3	$1,970,104,188
	performance fee	3	$1,970,104,188

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. Acebes owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Sub-Adviser Compensation Disclosure

Besides a base salary, which is consistent with regional market levels for the retention of superior staff, the Sub-Adviser’s investment professionals’ incentives are as follows:

Bonus compensation for investment professionals is based on a discretionary plan combined with the overall performance of the firm.

Portfolio managers are evaluated on the performance of the portfolios they manage compared to the relevant benchmarks. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, officers,  employees or the independent members of the Sub-Adviser’s Asset and Strategy Allocation Committee (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”). The Master Fund has no interest in these activities. The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of the Master Fund and may have conflicts of interest (1) in allocating their time and activity between The Master Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity in a particular Hedge Fund is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Master Fund. Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Advisory Affiliates may disadvantage the Master Fund in certain situations if, among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular investment vehicle or investment.

The Advisory Affiliates or Advisory Clients may have an interest in an account managed by, or enter into relationships with, a Hedge Fund Manager or its affiliates on terms, including fees and expenses, that are different than an interest in the Master Fund. The Manager, the Sub-Adviser and Advisory Affiliates may own securities of issuers that are also held by the Hedge Funds or by the Master Fund. However, in making investment decisions for the Master Fund, the Manager and the Sub-Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing such securities.

The Manager is a privately held business and does not directly engage in administration and custody businesses with any Hedge Fund. In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the Hedge Fund community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Hedge Funds.

Sub-Adviser Conflicts of Interest Disclosure

The Sub-Adviser aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Sub-Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The Sub-Adviser also monitors a variety of areas, including compliance with guidelines of Rochdale Core Alternative Strategies Master Fund, LLC and other accounts it manages and compliance with the Sub-Adviser’s Code of Ethics. Furthermore, the Sub-Adviser’s management periodically reviews the performance of a portfolio manager. Although the Sub-Adviser does not track the time a portfolio manager spends on a single portfolio, the Sub-Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Core Alternative Strategies Master Fund LLC

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date         December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date         December 7, 2011

By (Signature and Title)   /s/ William O’Donnell
                                                 William O’Donnell, Treasurer

Date         December 7, 2011